                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report (Date of
earliest event reported):   January 26, 1996


                          Commonwealth Edison Company
             (Exact name of registrant as specified in its charter)

    Illinois                        1-1839                  36-0938600
(State or other                  (Commission                (IRS Employer
jurisdiction of                  File Number)               Identification No.)
incorporation)

37th Floor, 10 South Dearborn Street,
Post Office Box 767, Chicago, Illinois               60690-0767
(Address of principal executive offices)             (Zip Code)


Registrant's telephone number,
including area code:                                 (312) 394-4321

The purpose of this Current Report is to file certain financial information regarding the Registrant (Commonwealth Edison Company) and its subsidiaries. Such financial information is set forth in the exhibits to this Current Report.

Item 5.    Other Events
-------    ------------

           Exhibits
           --------

     (23)  Consent of Independent Public Accountants

     (27)  Financial Data Schedule of Commonwealth Edison Company

     (99) Commonwealth Edison Company and Subsidiary Companies - Certain Financial Information as of and for the Year Ended December 31, 1995:

           --Summary of Selected Consolidated Financial Data
           --Price Range and Cash Dividends Paid Per Share of Common Stock --1995 Consolidated Revenues and Sales
           --Management's Discussion and Analysis of Financial Condition and
                 Results of Operations
           --Report of Independent Public Accountants
           --Statements of Consolidated Income
           --Consolidated Balance Sheets
           --Statements of Consolidated Capitalization
           --Statements of Consolidated Retained Earnings
           --Statements of Consolidated Premium on Common Stock and Other
                 Paid-In Capital
           --Statements of Consolidated Cash Flows
           --Notes to Financial Statements

                                   SIGNATURE


  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       Commonwealth Edison Company
                                              (Registrant)

                                                David A. Scholz
                                       By:  ______________________
                                                David A. Scholz
                                                   Secretary


Date: February 9, 1996

                                 EXHIBIT INDEX

EXHIBIT
NUMBER                         DESCRIPTION OF EXHIBIT
------                         ----------------------

 (23)     Consent of Independent Public Accountants

 (27)     Financial Data Schedule of Commonwealth Edison Company

 (99)     Commonwealth Edison Company and Subsidiary Companies -
                Certain Financial Information as of and for the Year Ended December 31, 1995:

          --Summary of Selected Consolidated Financial Data
          --Price Range and Cash Dividends Paid Per Share of Common Stock --1995 Consolidated Revenues and Sales
          --Management's Discussion and Analysis of Financial Condition
                and Results of Operations
          --Report of Independent Public Accountants
          --Statements of Consolidated Income
          --Consolidated Balance Sheets
          --Statements of Consolidated Capitalization
          --Statements of Consolidated Retained Earnings
          --Statements of Consolidated Premium on Common Stock and
                Other Paid-In Capital
          --Statements of Consolidated Cash Flows
          --Notes to Financial Statements